Filed under Rules 497(e)

Registration No. 002-83631

VALIC Company I

(the “Company” and each series thereof, a “Fund”)

Supplement dated October 18, 2022, to the Funds’ Prospectus,

dated October 1, 2022, as supplemented and amended to date

At a Joint Special Meeting of Shareholders held on October 14, 2022, shareholders of the Funds elected ten directors to the Company’s Board of Directors, including three new directors, and approved other matters presented to them in the Notice of Joint Special Meeting of Shareholders, dated August 17, 2022, and the associated Joint Proxy Statement.

Effective immediately, the following changes are made to the Prospectus:

The subsection of the Prospectus entitled “Management – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for each of the Funds. VALIC is an indirect wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment subadvisers that make investment decisions for the Funds.

American International Group, Inc. (“AIG”), the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a transfer of a controlling block of outstanding voting securities of VALIC, SunAmerica Asset Management, LLC (“SunAmerica”) or Corebridge (“a Change of Control Event”), it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current Investment Advisory Agreement. To ensure that VALIC may continue to provide advisory services to the Funds without interruption, at meetings held on August 2-3, 2022, the Board of Directors approved a new investment advisory agreement with VALIC, in connection with the Separation Plan. The Board of Directors also agreed to call and hold a joint meeting of shareholders on October 14, 2022, for shareholders of each Fund to (1) approve the new investment advisory agreement with VALIC that would be effective after the first Change of Control Event, and (2) approve any future investment advisory agreements approved by the Board of Directors and that have terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment advisory agreement after the first Change of Control Event. Approval of a future investment advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with VALIC even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of VALIC. At the October 14, 2022 meeting, shareholders of the Funds approved the new and future investment advisory agreements.

The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the SAI.

The seventh paragraph in the subsection of the Prospectus entitled “Management – Investment Subadvisers” is deleted in its entirety and replaced with the following:

VC I relies upon an exemptive order from the SEC that permits VALIC, subject to certain conditions, to enter into subadvisory agreements relating to the Funds with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order permits VALIC, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing funds, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC Staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Funds’ shareholders have approved the Funds’ reliance on the no-action relief. VALIC will determine if and when a Fund should rely on the no-action relief. The Prospectus will be updated in advance of the no-action relief being relied upon by a Fund.

The following disclosure is added to the subsection of the Prospectus entitled “Management – Investment Subadvisers – SunAmerica Asset Management, LLC”:

As noted above, AIG has entered into a Separation Plan. It is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current investment sub-advisory agreements with SunAmerica. To ensure that SunAmerica may continue to provide subadvisory services to the Funds without interruption, at meetings held on August 2-3, 2022, the Board of Directors approved a new investment sub-advisory agreement with SunAmerica, in connection with the Separation Plan. The Board of Directors also agreed to call and hold a joint meeting of shareholders on October 14, 2022, for shareholders of each applicable Fund to (1) approve the new investment sub-advisory agreement with SunAmerica that would be effective after the first Change of Control Event, and (2) approve any future investment sub-advisory agreements approved by the Board of Directors and that have terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment sub-advisory agreement after the first Change of Control Event. Approval of a future investment sub-advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with SunAmerica even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of SunAmerica. At the October 14, 2022 meeting, shareholders of the applicable Funds approved the new and future investment sub-advisory agreements.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.